Exhibit 10.13
                                                                   -------------

                                       TBC
                                   CORPORATION

                              Distributor Agreement




















                                 TBC CORPORATION

                             4770 HICKORY HILL ROAD
                  P.O. BOX 18342 MEMPHIS, TENNESSEE 38181-0342







                                      -75-


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                                 TBC CORPORATION

                              Distributor Agreement

      AGREEMENT effective the date last set forth herein between TBC Corporation, a Delaware corporation (hereinafter called "TBC"), P. 0. Box 18342, Memphis, Tennessee, and the distributor (hereinafter called "Distributor") whose name and address are set forth at the end of this Agreement.

       TBC is engaged in the business of having manufactured, purchasing, and selling tires, tubes, batteries and other automotive products for all types of vehicles. TBC sells such products to distributors for resale. Distributor is engaged in business in, among other things, the purchase and resale of such products. TBC and Distributor desire that Distributor purchase Products (as defined in this Agreement) from TBC for resale, upon the terms and conditions set forth in this Agreement.

      TBC and Distributor agree as follows:

1. As used in this Agreement, the following terms have the following respective meanings:

      (a) "Products"  means  tires,  tubes,  batteries,   and  other  automotive
          products which TBC may from time to time in its sole discretion offer for sale to Distributor.

      (b) "Assigned Products" means Products bearing the TBC trademarks or brand names set forth in Schedule A, but does not mean or include any other Products; in particular, it does not mean or include similar or otherwise identical Products that do not bear any of the TBC trademarks or brand names that are set forth in said Schedule.

      (c) "Territory" means the area described in Schedule B on the last page of this Agreement.

      (d) "Supplier" means any manufacturer for, or supplier to, TBC of tires, tubes, batteries, or other automotive products.

      (e) "Financial Institution" means any bank or other financial institution with which TBC has entered into or is considering entering into a credit or financial arrangement.

      (f) "TBC's Manual" means the manual compiled and published by TBC under the title "TBC Corporation Customer Procedure Manual," a copy of which has been furnished by TBC to Distributor, including any amendments thereto, or any like manual hereafter furnished by TBC to Distributor.

      (g) "Distributor's sales quota" means the minimum number of units of Products, as determined by TBC and communicated to Distributor, which Distributor shall be required to buy from TBC for any period stated by TBC in that connection.

      (h) "Annual Fee" means $2500 per year or such other amount as may be determined by TBC's Board of Directors.

      (i) "Calendar Quarter" means each three month period commencing on January 1, April 1, July 1, and September 1, in each year.

 2. TBC hereby appoints Distributor and Distributor hereby accepts appointment as a distributor of Products in the Territory. It is understood that each of the parties is responsible for the operation and success of its own business.

 3.   Distributor shall:

      (a) Actively promote the sale of Products throughout the Territory, and take delivery of, purchase and pay for all Products ordered from TBC at the applicable prices and under the applicable terms of payment.

      (b) Provide a place or places of business and all necessary facilities in the Territory to perform and discharge Distributor's functions and obligations under this Agreement and keep the same in good, clean and satisfactory condition for the conduct of Distributor's business.

      (c) Purchase from TBC and at all times maintain in stock an inventory of Products in such variety and amount as, in TBC's opinion, is needed to meet Product sales requirements in the Territory

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      (d) Meet or exceed Distributor's sales quota.

      (e) Comply with TBC's Manual.

      (f) Supply all users of Products purchased from Distributor with a copy of TBC's applicable warranty with respect thereto.

      (g) Furnish TBC (and, at TBC's request, any Financial Institution) complete and accurate current financial reports, operating statements, and other reports relating to Distributor's business, at such intervals, in such forms, and containing such information as TBC may reasonably request.

      (h) Pay TBC the Annual Fee each year, in equal quarterly installments (pro rata in the case of a period less than a Calendar Quarter) on the effective date of this Agreement and the first day of each Calendar Quarter thereafter.

      (i) Not establish or acquire any places of business for the sale of Products outside the Territory.

      (j) Refrain from using the name "TBC Corporation" or any name, trademark, trade name, brand name, logo, slogan, label or insignia now or hereafter owned, adopted or used by TBC (whether registered or unregistered) on or in connection with any place of business or other facility which is located outside the Territory, or so as to suggest or indicate that Distributor has any place of business or other facility located outside the Territory that is used for the sale of Products, or in or as part of the trade, corporate, or firm name or style of Distributor or of any division, subsidiary or affiliate of Distributor or so as to identify Distributor as the source or origin of Products or as affiliated in any way, other than as a distributor, with TBC.

      (k) Handle all legitimate adjustments of Products in accordance with any applicable warranty, regardless of where the Products were purchased.

      (1) Properly complete and promptly return to TBC all required Product registration forms.

      (m) Execute and deliver to TBC such security agreement(s) and forms required to be filed under the Uniform Commercial Code (as the same shall be in effect in the Territory) or like statute as TBC may request in order to perfect and protect TBC's security interest in Products owned by Distributor or in its possession, custody, or control.

      (n) Not without the prior knowledge and consent of TBC grant to or permit any third party to have any security interest in its inventory of Products or file or permit to be filed any Form UCC-1 or like form in that connection.

 4.    TBC shall:

      (a) Not appoint any other distributor for Assigned Products in the Territory, except to the extent otherwise set forth in Schedule A or unless in TBC's opinion Distributor is not giving or is unable to give adequate coverage for Assigned Products in the Territory or adequate penetration of the market for tires, tubes, batteries and other automotive products therein. TBC does not undertake to prevent others from selling Assigned Products in the Territory. TBC may sell Products that are similar or identical to Assigned Products which do not bear any of the TBC trademarks or brand names set forth in Schedule A to third parties for resale in the Territory.

      (b) Publish current price lists for Products.

      (c) Notify Distributor of changes in or additions to TBC's Manual.

      (d) Comply with TBC's Manual.

      (e) Supply Distributor (at TBC's regular charges therefore) copies of TBC's warranty and registration forms applicable to Products.

5. TBC reserves the right to change at any time the lines, grades, specifications, or other characteristics of Products, or add to or discontinue the same, or to change Suppliers, without prior notice to Distributor.

6. TBC reserves the right to change at any time previously announced prices or payment terms for Products without prior notice to Distributor. Prices and terms on all sales to Distributor shall be those in effect at the time of shipment.

7. If Distributor shall fail to pay any indebtedness to TBC promptly when due or if Distributor's financial condition shall at any time seem to TBC inadequate to warrant a particular or further extension of credit, TBC may, if it so elects, with or without demand for any payments past due and without prejudice to any other rights or remedies available to it, withhold further shipments until all Distributor's indebtedness to TBC shall have been fully paid.

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 8.   All orders placed by Distributor shall be subject to and governed by TBC's
      Manual.

 9. In the event of termination of this Agreement, TBC will continue to honor valid warranty claims presented by Distributor, pursuant to TBC's Manual, until a date ninety days after the date of termination. Thereafter Distributor will direct customers with warranty claims to other distributors of TBC.

10. The relationship of Distributor with and to TBC under or in connection with this Agreement is that of an independent contractor. Distributor is in no respect the agent or legal representative of TBC hereunder, or otherwise, and is without right or authority to create or assume in any manner any obligation of any kind on behalf of TBC. Distributor assumes responsibility for and will hold TBC harmless from and against all liabilities, claims, demands, actions or causes of action of any kind (including, but not limited to, those resulting from the negligent or willful acts or omissions of Distributor or its agents, employees or subcontractors) asserted against either TBC or Distributor which are, or are alleged to be, occasioned by any act or failure to act by Distributor or which arise in connection with the performance or nonperformance of any obligation on Distributor's part contained in this Agreement or TBC's Manual or required by law.

11. TBC's obligation to fill any order accepted by it shall be subject to failure or delay caused by fire, accidents, acts of God or elements, war or acts of war, strikes, lockouts, slowdown, picketing or other labor controversies, sabotage, riots, civil commotion, default or failure of carriers, shortages of labor, inability to obtain materials or parts from regular sources, action or request of any government or governmental authority, or any other happening or contingency beyond the control or without the fault of TBC whether similar or dissimilar to the foregoing.

12. Unless previously extended or sooner terminated as hereinafter provided, the term of this Agreement shall end, without notice or other action by either party, on a date three years after the date last set forth below.

13.   This Agreement may be terminated as follows:

     (a) By Distributor at any time, with or without cause, by giving written notice of such termination to TBC specifying the effective date thereof, which date shall be not less than 90 days after the giving of such notice.

     (b) By TBC by giving written notice of such termination to Distributor, effective immediately upon the giving of such notice to Distributor or at such later date as TBC may specify in such notice, in the event of the occurrence of any of the following which TBC shall deem detrimental to its interest:

          (1) the death or incapacity of Distributor if a natural person, or if a partnership the death, incapacity or withdrawal of any partner.

          (2) any substantial change in the ownership, control or management of Distributor; or the transfer of a substantial part of the assets or property of Distributor.

          (3) any dispute, disagreement or controversy between or among principals, partners, officers, or stockholders of Distributor which, in the unrestricted judgment of TBC, may adversely affect the operation, management, or business of Distributor.

          (4) failure of Distributor to pay any indebtedness to TBC when due accompanied by failure, within 14 days after written demand therefore, fully to pay the same or provide assurance of payment satisfactory to TBC; or such evidence of financial difficulty on Distributor's part as to give rise to a reasonable apprehension on the part of TBC that Distributor may be unable to pay any obligations to TBC when due.

          (5) failure by Distributor to pay any indebtedness to TBC when due or to comply within 14 days with any request by TBC referred to in Paragraph 3(g), (1), and (m); or failure by Distributor to cure any other default on its part under this Agreement within 28 days after being notified thereof by TBC.

          (6)     repetition   by   Distributor   of  a  failure   the  same  or
                  substantially the same as one previously corrected by Distributor after having been notified thereof as provided in subparagraphs (4) or (5) above.

          (7) the material inaccuracy of any information set forth in any financial statement, claim, report or other document heretofore or hereafter furnished by Distributor to TBC or to any Financial Institution.

          (8)     the  levy  of  an  attachment  or  other   distraint   against
                  Distributor or any property of the Distributor which is not released within 10 days.

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          (9)     the affiliation by Distributor as a distributor for, or member or stockholder of, any corporation, firm, organization or group other than TBC engaged in whole or in part in the distribution of private brand tires, tubes, batteries, and/or other automotive products involving the purchase and resale thereof by Distributor.

14. This Agreement shall terminate forthwith, without the giving of notice or any other action on the part of TBC, if Distributor ceases to function as a going concern, or makes an assignment for the benefit of creditors, or any proceeding under any federal or state bankruptcy, receivership or insolvency laws is instituted by or against Distributor, or the liquidation, dissolution, merger, or consolidation of Distributor occurs, or a receiver or trustee for Distributor or any of the assets or property of Distributor is appointed or applied for.

15. The following provisions shall govern the rights, duties and obligations of the parties upon termination of this Agreement however occurring:

      (a) Termination shall not release or affect, and this Agreement shall remain fully operative as to, any obligations or liabilities incurred by Distributor prior to the effective date of such termination; provided that all indebtedness of Distributor to TBC of any kind shall become immediately due and payable on the effective date of termination, and TBC may deduct from any sums it owes to Distributor any sums owed by Distributor to TBC.

      (b) After the effective date of termination Distributor shall discontinue the use in any manner of any name, trademark, trade name, slogan, label, title or insignia, or anything else which so nearly resembles any of the same owned, adopted or used by TBC as to be likely to lead to confusion or uncertainty and/or make it appear that Distributor is a distributor of TBC or of Products.

16. Neither TBC nor Distributor shall, by reason of the termination of this Agreement, be liable to the other for any damage of any kind whether direct or indirect or consequential.

17. Any notice or demand required or permitted under the terms of this Agreement shall be sufficiently given to either party if sent by certified or registered United States mail to such party at its address appearing in this Agreement, or at such other address as such party may have designated for such purpose by notice previously so given to the other party. Any such notice or demand given by any other means (including other delivery systems and facsimile transmission) shall be sufficiently given upon receipt.

18. The failure of either party to insist in any one or more instances upon performance of any of the provisions of this Agreement or to take advantage of any of its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of any such rights, and the same shall continue and remain in full force and effect. No single or partial exercise by either party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

19. None of Distributor's rights hereunder may be transferred or assigned by Distributor and none of the obligations or duties imposed on Distributor hereunder may be delegated to another or others without the consent in writing of TBC signed by an officer of TBC.

20. This Agreement contains the entire agreement between the parties relating to the distribution by Distributor of Products, and cannot be amended, varied or abridged in any manner except by amendment in writing duly signed by the parties (and, in the case of TBC, by an officer of TBC). This Agreement supersedes any existing arrangements between the parties relating to the subject matter hereof.

21. This Agreement shall be construed according to and the legal relations between the parties governed by the laws of the state of Tennessee, excluding those relating to conflict of laws. Any action or proceeding by either of the parties against the other arising out of or relating to this Agreement; the making, performance, nonperformance, or termination thereof; or any transaction between the parties or obligation of either party or both parties in that connection, may (and, in the case of any such action or proceeding against TBC, may only) be brought in any court located in the City of Memphis, Shelby County, Tennessee, and service therein may be made upon any nonresident party at its address set forth in this Agreement in accordance with the procedures provided for service upon nonresidents under the laws of Tennessee.


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 SCHEDULE A:   Assigned Products and Brands









 SCHEDULE B:   Territory











 IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate as of

 ___________________

____________________________,19____.          TBC CORPORATION

 Witness:

___________________________________           By _______________________________
                                                             President
___________________________________




                                              Name and Address of Distributor*:


                                              _________________________________

                                              _________________________________

                                              _________________________________

Witness:

___________________________________           By _____________________________

___________________________________              ______________________________
                                                          Name and Title

 *State if corporation, partnership, or proprietorship: if corporation, where it is incorporated: _______________

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                                                                        DA/97

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